UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 11, 2015

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2015, Abbott’s Board of Directors amended and restated Abbott’s by-laws (the “Amended By-Laws”), effective immediately, to implement proxy access.  Article II, Section 15 of the Amended By-Laws generally permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of Abbott’s outstanding common shares continuously for at least three years to nominate and include in Abbott’s proxy materials directors constituting up to 20% of the directors then serving on the Board of Directors, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the Amended By-Laws.

The Amended By-Laws also contain certain conforming and ministerial revisions to the notice requirements for shareholder business and nominations in Article II, Sections 1 and 2.

The foregoing summary is qualified in its entirety by reference to the Amended By-Laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective December 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: December 17, 2015	By:	/s/ Brian B. Yoor
Brian B. Yoor
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective December 11, 2015.